UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 27, 2018

Net Element, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34887	90-1025599
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3363 NE 163rd Street, Suite 705, North Miami Beach, FL 33160
(Address of Principal Executive Offices) (Zip Code)

(305) 507-8808
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 27, 2018, Net Element, Inc. (the “Company”), the Company’s stockholders approved at the 2018 annual meeting of stockholders of the Company (the “Annual Meeting”) an amendment to its 2013 Equity Incentive Plan, as amended (the “Plan”), to increase the number of shares of the Common Stock available for issuance thereunder by 178,900 shares of Common Stock (the “Plan Amendment”). After such approval, the Company entered into the Plan Amendment, dated on November 27, 2018. The form of the Plan Amendment was previously filed as Appendix “A” to the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on October 10, 2018.

Item 5.07     Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on November 27, 2018. The matters voted upon at the Annual Meeting and the results of such voting are set forth below.

Proposal 1: To elect five directors of the Company, four of whom shall be independent directors as defined by applicable rules, to serve for a one-year term expiring in 2019.

Name of Director	For	Withheld	Broker Non-Vote

Oleg Firer	1,273,179	29,551	1,786,659

Drew Freeman	1,223,573	79,157	1,786,659

Howard Ash	1,230,205	72,525	1,786,659

Jon Najarian	1,279,597	23,133	1,786,659

Jonathan Fichman	1,278,170	24,560	1,786,659

All director nominees were duly elected.

Proposal 2: To approve an amendment to the Plan, to increase the number of shares of the Common Stock available for issuance thereunder by 178,900 shares of Common Stock.

For	Against	Abstain	Broker Non-Vote
1,199,304	100,055	3,371	1,786,659

Proposal 2 was approved.

Proposal 3: To ratify the selection of Daszkal Bolton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018.

For	Against	Abstain
2,948,118	88,129	53,142

Proposal 3 was approved.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 28, 2018

NET ELEMENT, INC.

By: _/s/ Jeffery Ginsberg____
Name: Jeffrey Ginsberg
Title: Chief Financial Officer

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